UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    June 15, 2004
                                                  -----------------

Commission file number    33-47248
                        ------------

                           SLADE'S FERRY BANCORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


             Massachusetts                        04-3061936
    -------------------------------         ----------------------
    (State or other jurisdiction of            (I.R.S. Employer
     incorporation or organization)         Identification Number)


100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                             02726
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(Address of Principal Executive Offices)          (Zip Code)


                                (508)675-2121
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            (Registrant's Telephone Number, including Area Code)


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        (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)   Exhibits - See Exhibit Index.


Item 12.  Results of Operation and Financial Condition
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      Slade's Ferry Bancorp. issued a press release on July 15, 2004 disclosing certain information concerning its second quarter results of operation and financial condition. A copy of that press release is attached as an exhibit hereto.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP.
                                       -------------------------------------
                                       (Registrant)


July 15, 2004                          By /s/ Deborah A. McLaughlin
-----------------------------             ----------------------------------
(Date)                                    Deborah A. McLaughlin
                                          Treasurer/Vice President
                                          and Chief Financial Officer


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                                EXHIBIT INDEX
                                -------------


Exhibit No.     Description
-----------     -----------

   99.1 July 15, 2004 press release announcing certain information concerning second quarter results of operation and financial condition


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